UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2024

KARTOON STUDIOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
190 N. Canon Drive, 4th Fl., Beverly Hills, CA   90210
(Address of principal executive offices) (Zip Code)
(310) 273-4222
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Kartoon Studios, Inc. (the “Company”) issued a press release on February 12, 2024 announcing the new “Llama Llama” merchandise retail promotional and charitable program at Kohl’s. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 13, 2024, the Company issued first a press release announcing Kartoon Channel!’s revenue and subscriber growth, and later followed by a press release announcing Beacon Media Group’s growth in revenue and client base. A copy of each press release is attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibit No.	Description

	99.1	Press Release Issued by Kartoon Studios, Inc. on February 12, 2024
	99.2	Press Release Issued by Kartoon Studios, Inc. on February 13, 2024
	99.3	Press Release Issued by Kartoon Studios, Inc. on February 13, 2024
	104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: February 13, 2024	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer
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